UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report                              March 28, 2002
(Date of earliest event reported)           Current


                                THE BEARD COMPANY
             (Exact name of registrant as specified in its charter)

          Oklahoma                 0-12396                73-0970298
 (State or other jurisdiction    (Commission             (IRS Employer
     of incorporation)           File Number)         Identification No.)

Enterprise Plaza
5600 N. May Avenue
Suite 320
Oklahoma City, Oklahoma                               73112
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code   (405) 842-2333


                                       N/A
          (Former name or former address, if changed since last report)

                                THE BEARD COMPANY

                                    FORM 8-K

Item 5.  Other Events.

                                  COAL SEGMENT

     Beard Technologies, Inc. currently has four major projects in various stages of development, all of which, subject to arranging necessary financing, are expected to mature into operating projects during 2002 and 2003. In each case core holes have been drilled and sample analyses have been completed with favorable results. The projects are in four different states and involve four different parties. On three of the projects we are negotiating with the pond owners concerning the installation of a preparation plant to recover clean coal. The fourth project involves the transfer of a large amount of non-recoverable slurry to a new disposal area, and may ultimately result in the installation of a preparation plant.

     The first three projects require the arrangement of necessary financing; the fourth would require no financing. Negotiations are in progress with a substantial third party to form a joint venture or limited liability company that would provide the initial working capital and guarantee the necessary equipment financing on the three projects. Although the timing of the four projects is uncertain, they are all considered to have a high probability of activity, subject to obtaining the necessary financing on the three. However, no definitive contracts have as yet been signed, and there is no assurance that the required financing will be obtained or that any or all of the projects will materialize.

                                  CHINA SEGMENT

     In October 2001 the Company issued a news release reporting on the progress of its initial plant, located at Baoding City in Hebei Province. Construction was temporarily delayed due to cold weather and is now targeted to resume in the spring of 2002. The project is currently running about six weeks behind our revised schedule, with facility startup and testing now expected to commence in the fall of 2002. We received the first installment (US$61,571, net of tax of approximately $10,000) of the fabrication license fee for this plant in December of 2001, with the next installment anticipated this summer.

     Beard Sino-American Resources Co., Inc. ("BSAR") has also signed an agreement with a Chinese fertilizer company to form another Cooperative Joint Venture ("CJV") which will build a 50,000 metric ton facility in Qihe City in Shandong Province to produce an organic fertilizer from compost. Our partner in this project is a Chinese fertilizer company that had already started construction of a plant facility, with footings and structural columns in place, prior to entering into the CJV. We are presently assessing what modifications to the existing construction will be required. Project construction is expected to resume in the spring of 2002 with production startup scheduled to commence this fall. Projected revenues for this facility are US$4,800,000 per year. A third CJV, which called for the construction of a fertilizer plant in the City of Handan, is on indefinite hold.

     All of the plants will use the patented AirLance Compost Systems(TM) composting technology of American BioTech, Inc. ("ABT"). BSAR is the licensee of ABT's technology in China. BSAR will receive front-end fees from each of the projects during their respective construction periods and operating fees thereafter. If the two plants currently under construction progress on schedule, they are projected to generate fabrication license fees, management fees and installation fees in 2002 which will more than cover BSAR's projected overhead as well as its required injections of registered capital for the projects during the year.

     BSAR is also pursuing four other projects which are considered to have a high probability for activity. The four additional projects, if they materialize, would in contracts in which BSAR would receive substantial front-end fees with no equity interest. These four projects differ from the three CJV's described above, in which Beard will be an equity interest owner and share in the costs and profits. One of these projects would involve the manufacture of Class A compost from sewage sludge, while the other three would involve the manufacture of Class B compost from municipal solid waste.

                               e-COMMERCE SEGMENT

     Issuance of Initial Patent. starpay received a Notice of Allowance dated November 27, 2001, from the U.S. Patent and Trademark Office on the application titled "Method for Marketing and Redeeming Vouchers for use in Online Purchases." starpay has been assigned U.S. Patent No. 6,370,517, and we have been advised that the issue date of the patent will be April 9, 2002. All claims submitted in this application were allowed.

     starpay has identified three Internet gift sites that offer online gift certificate services that potentially conflict with our issued voucher patent. We have contacted two of these companies, and both have indicated that they are open to exploring a mutually beneficial affiliation and to discuss any potential interference issues once our patent number has been assigned. starpay intends to contact the other company upon further technical review.

     License Agreement. On November 19, 2001, the owner (the "Patent Holder") of U.S. Patent 5,903,878, "Method and Apparatus for Electronic Commerce" (the "Patent") granted to starpay the exclusive marketing rights, with respect to certain clients which starpay has identified to the Patent Holder, for security software and related products and applications. starpay has identified two major credit card industry players who have payment systems utilizing technology very similar to the authentication protocols embodied in this Patent and/or starpay's pending patent claims. starpay is currently exchanging dialogue and sharing information with each party needed to explore affiliations that may be mutually advantageous. starpay has also identified two key players in enabling mobile e-commerce that are currently implementing payment systems using an authentication protocol very similar to the patent to which it has marketing rights. starpay is in the process of initiating contact with them at this time.

     starpay believes that this alliance strongly enhances its intellectual property portfolio of electronic payment technologies. The Patent addresses payer and transaction authentication in many forms. These include, but are not limited to, performing a payer query for authentication and transaction consent verification, as well as, chaining split transactions into an integrated verifiable unique transaction authenticating the user and the transaction attributes in the process.

     On March 20, 2002, starpay's marketing rights were broadened to include the right to litigate on behalf of the Patent Holder all patent claims in relation to the Patent and related foreign applications or patents. starpay believes the claims in this Patent are unique and will provide numerous opportunities to generate related licensing agreements in the electronic authentication and payment transaction fields.

     starpay's plan is to develop licensing agreements and other fee based arrangements with companies implementing technology in conflict with its intellectual property. Its focus is on Internet security, authentication and electronic payments.

                             McELMO DOME LITIGATION

     Significant progress was made during 2001 in connection with the McElmo Dome Litigation, in which Beard is a plaintiff. A Settlement Agreement (the "Agreement") was signed among the attorneys for the Plaintiffs and Defendants on September 21, 2001, and a Final Hearing is scheduled to be held on April 8, 2002, to determine whether (i) the proposed settlement is fair and reasonable and (ii) the allocation between the Classes is fair and reasonable. The terms and provisions of the settlement are confidential. Although there are still some hurdles to cross, we currently believe the settlement will be concluded in the May to June time frame of this year with anticipated proceeds to the Company of approximately $3.5 million. There is no disagreement between the Plaintiffs and the Defendants as to the amount or distribution of the settlement, but there are third parties, some of which have conflicting suits in process in other jurisdictions, who are attempting to intervene. We believe these matters will be resolved without significant delays, but there is the possibility that appeals could delay the settlement or that the intervening parties could ultimately cause the settlement to be overturned. The Company believes that the likelihood of the settlement being overturned is remote.

     The Agreement is contingent upon the settlement being finally approved by the Court, which is expected to occur on April 8, 2002. The settlement and the Agreement were also contingent upon opt outs of no more than 10% by Unit Decimal interest, measured individually by each of the following groups: Potential Overriding Royalty Participants, Potential Royalty Participants, and Potential Small Share Participants. Such parties had until March 22, 2002 to opt out. If more than 10% of any of the three groups opted out of the settlement and the Agreement, then the Defendants had the right, but not the obligation, to enforce the Agreement. Less than 10% of each group opted out by the deadline, so the Defendants are now obligated to proceed with the settlement.

     The Company has expensed all of its share, totaling $450,000 from 1996 through year-end 2001, of the costs of the litigation. Accordingly, any settlement proceeds flowing to Beard will result in net income, except for alternative minimum taxes which are not expected to exceed 2% in total. Beard's share of any settlement will not be subject to Federal or Colorado income tax due to the Company's NOL's. The anticipated settlement will, of course, have a very significant impact on the Company's balance sheet and liquidity. In the event the Company receives the anticipated settlement of $3.5 million prior to year-end 2002, it will be required to redeem a portion of its outstanding Preferred Stock out of its consolidated net income for the year (as defined). In such event, the Company presently estimates that it would be required to redeem a minimum of $850,000 and a maximum of $1,000,000 of its Preferred Stock in the first quarter of 2003.

                     PRIVATE PLACEMENT OF NOTES AND WARRANTS

     The Company has retained an investment banking firm on a best efforts basis to sell $1,000,000 of 10% subordinated notes to accredited investors in a private placement. This offering is currently in progress. The Notes will be priced at an approximate discount of 6.5% so as to have an effective yield to maturity of 15%. The Company has agreed to redeem the Notes within 10 days of receipt of the settlement. The Notes will mature on September 30, 2003; however, if they have not been redeemed by such date they will automatically be extended to March 31, 2005 and the Note purchasers will be granted a security interest in the McElmo Dome Field. Assuming all of the Notes are sold, the Note purchasers have the contingent right to receive up to 200,000 Warrants, depending upon the length of time their Warrants are held. The investment banking firm will receive 60,000 Warrants (pro rated in accordance with the amount of total Notes sold).

     The securities offered have not been and will not be registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold absent registration or an applicable exemption from the registration requirements.

                   EFFECT OF RECENT DEVELOPMENTS ON LIQUIDITY

     The Company believes that the anticipated settlement at McElmo Dome will give it adequate time to achieve profitability in the Coal Segment and also allow it to determine the viability and hopefully to realize the profit potential of its e-Commerce Segment. Based upon recent developments in the China Segment, it appears this segment will cease to be a cash flow drain in 2002 and should contribute positive cash flow for the year from anticipated fabrication license fees, management fees and installation fees in excess of required injections of registered capital. Up until now, the Company has been able to satisfy its liquidity needs through its bank line of credit, its borrowing arrangements with related parties, and from the sale of assets of discontinued operations. Although there are still assets to dispose of, the timing and amount of such dispositions are uncertain and cannot be counted on for immediate needs. It is believed that proceeds from the Note and Warrant offering will be adequate to "bridge the gap" until the settlement funds are distributed.

                                  OTHER EVENTS

     On January 30, 2002, Michael E. Carr forwarded his letter of resignation as a director. The letter was received and accepted by the Company on February 1, 2002. Mr. Carr was elected in February 1994 by the preferred stockholders to fill the directorship vacancy which they were entitled to fill and had served continuously from such date until his resignation. The sole remaining preferred stockholder has not, to date, elected to fill such vacancy.

     No Form 8-K was required to be filed in connection with Mr. Carr's resignation, because there were no disagreements between him and the Company on any matter relating to the Company's operations, policies or practices.

                 DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

     THIS REPORT  INCLUDES  "FORWARD-LOOKING  STATEMENTS"  WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED OR INCORPORATED BY REFERENCE IN THIS REPORT, INCLUDING, WITHOUT LIMITATION, STATEMENTS REGARDING THE COMPANY'S FUTURE FINANCIAL POSITION, BUSINESS STRATEGY, BUDGETS, PROJECTED COSTS AND PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS, ARE FORWARD-LOOKING STATEMENTS. IN ADDITION, FORWARD-LOOKING STATEMENTS GENERALLY CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "MAY," "WILL," "EXPECT," "INTEND," "PROJECT," "ESTIMATE," "ANTICIPATE," "BELIEVE," OR "CONTINUE" OR THE NEGATIVE THEREOF OR VARIATIONS THEREON OR SIMILAR TERMINOLOGY. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO HAVE BEEN CORRECT. THIS REPORT INCLUDES FORWARD-LOOKING STATEMENTS THAT (A) PREDICT OR FORECAST FUTURE EVENTS OR RESULTS, (B) DEPEND ON FUTURE EVENTS FOR THEIR ACCURACY, OR (C) EMBODY PROJECTIONS AND ASSUMPTIONS, WHICH MAY PROVE TO BE INACCURATE. THESE FORWARD-LOOKING STATEMENTS AND OUR RESULTS OF OPERATION ARE SUBJECT TO A NUMBER OF FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY, INCLUDING, BUT NOT LIMITED TO: THE ABILITY OF THE COMPANY TO OBTAIN ADEQUATE CONTRACTS; THE ABILITY TO ECONOMICALLY COMPLETE PROJECTS; RISKS OF OPERATIONS IN FOREIGN COUNTRIES; THE ABILITY TO OBTAIN CAPITAL OR OBTAIN IT ON ACCEPTABLE TERMS; UNCERTAINTIES CONCERNING LEGAL AND OPERATIONAL ISSUES IN CHINA; AND EXPOSURE TO LITIGATION AND OTHER CONTINGENT LOSSES. THESE AND OTHER RISK FACTORS ARE DESCRIBED IN THE COMPANY'S SECURITIES AND EXCHANGE COMMISSION REPORTS, INCLUDING BUT NOT LIMITED TO THE COMPANY'S FORM 10-K. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS ATTRIBUTABLE TO THE COMPANY, OR PERSONS ACTING ON ITS BEHALF, ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS. THE COMPANY ASSUMES NO DUTY TO UPDATE OR REVISE ITS FORWARD-LOOKING STATEMENTS BASED ON CHANGES IN INTERNAL ESTIMATES OR EXPECTATIONS OR OTHERWISE.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE BEARD COMPANY


                                        HERB MEE, JR.
                                        Herb Mee, Jr., President
March 28, 2002